EXHIBIT 10.1

AMENDMENT NO. 1

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of November 4, 2003 (the “Amendment”) is executed among Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”) and Bank of America, N.A., as Administrative Agent for the Lenders referred to below (“Administrative Agent”), with reference to that certain Second Amended and Restated Credit Agreement dated as of March 5, 2002 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) among Borrower, the Lenders referred to therein and Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Administrative Agent hereby agree as follows:

1. Reduction of Revolving Commitment. Notwithstanding the definition of “Revolving Commitment” or any other provision of the Loan Documents, the Revolving Commitment shall be reduced to an aggregate principal amount of $10,000,000.

2. Section 7.6(A) – Minimum Fixed Charge Coverage Ratio. Section 7.6(A) of the Credit Agreement is hereby amended so that the ratio referenced therein shall be replaced to read 1.20:1.00.

3. Section 7.6(B) – Maximum Leverage Ratio. Section 7.6(B) of the Credit Agreement is hereby amended so that the matrix set forth therein shall read in full as follows, with retroactive effect to September 30, 2003:

Quarters Ending	Maximum Total Leverage Ratio
Closing Date through September 30, 2002	4.50:1.00
December 31, 2002 through June 30, 2003	4.25:1.00
September 30, 2003 through March 31, 2006	5.00:1.00
June 30, 2006 and thereafter	4.75:1.00

4. Representations. Borrower represents and warrants to the Lenders that, except for the Existing Default, no Default or Event of Default has occurred and remains continuing.

5. Conditions Precedent. As conditions precedent to the effectiveness hereof, the Administrative Agent shall have received:

(a) A counterpart of this Amendment executed by Borrower;

(b) A counterpart of the Modification of Second Amended and Restated Construction Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents, substantially in the form of Exhibit A attached hereto, executed by Borrower and properly notarized;

(c) A CLTA Form Indorsement 110.5 to the Title Policy;

(d) Written consents hereto executed by each of the Requisite Lenders; and

(e) A written consent of guarantor hereto executed by Silver Legacy Capital Corp., a Nevada corporation.

6. Confirmation. In all other respects, the Credit Agreement and the other Loan Documents are hereby confirmed.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

CIRCUS AND ELDORADO JOINT VENTURE,

a Nevada general partnership

By:	/s/ Bruce Sexton
Bruce Sexton, Chief Financial Officer [Printed Name and Title]

BANK OF AMERICA, N.A.,

as Administrative Agent

By:	/s/ Gina Meador
Gina Meador, Vice President [Printed Name and Title]

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among ElDorado Joint Venture, a Nevada general partnership, the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft.

Bank of Scotland

[Name of Lender]

By: /s/ Joseph Fratus

Joseph Fratus, First Vice President

[Printed Name and Title]

Date: October 31, 2003

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among ElDorado Joint Venture, a Nevada general partnership, the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft.

U. S. Bank N.A.

[Name of Lender]

By: /s/    Mark McVeigh

Mark McVeigh, Vice President

[Printed Name and Title]

Date: October 31, 2003

CONSENT OF GUARANTOR

This Consent of Guarantor is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among ElDorado Joint Venture, a Nevada general partnership, the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned, Silver Legacy Capital Corp., a Nevada corporation, hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft.

SILVER LEGACY CAPITAL CORP.

By: /s/    Bruce Sexton

Bruce Sexton, Chief Financial Officer

[Printed Name and Title]

Date: October 31, 2003